Jack-Up Rigs	6 Months Ended
Jun. 30, 2021
Jack Up Rigs [Abstract]
Jack-Up Rigs	Jack-Up Rigs

	June 30, 2021	December 31, 2020
(In $ millions)
Opening balance	2,824.6	2,683.3
Additions	12.8	37.4
Transfers from Newbuildings	—	312.7
Depreciation and amortization	(53.9)	(116.0)
Disposals	—	(6.5)
Reclassification to asset held for sale	—	(9.2)
Impairment	—	(77.1)
Total	2,783.5	2,824.6
Depreciation of property, plant and equipment
In addition to the depreciation in the above table, we recorded a depreciation charge of $0.4 million and $0.9 million for the three and six months ended June 30, 2021 ($0.4 million and $1.0 million for the three and six months ended June 30, 2020), related to property, plant and equipment.
Held for sale
The sale of the jack-up drilling rig "Balder" was completed in the three months ended March 31, 2021. Proceeds less selling costs were $4.4 million, of which $3 million was received in 2020. A loss on sale of $0.1 million was recorded on the sale of the rig in the six months ended June 30, 2021. In addition in the six months ended June 30, 2021 we also sold equipment which had been fully written-off for $0.8 million.
All disposals are within our dayrate segment and part of our business strategy to dispose of older assets.
Impairment
During the six months ended June 30, 2021, we considered whether indicators of impairment existed that could indicate that the carrying amounts of our jack-up rigs may not be recoverable as of June 30, 2021. We concluded that an impairment trigger existed and performed a recoverability assessment, however no impairment loss was recognized as the projected undiscounted net cash flows were significantly higher than the carrying amounts of our jack-up rigs. We will continue to monitor developments in the markets in which we operate for indications that the carrying values of our long-lived assets are not recoverable.